Cash, cash equivalents and restricted cash	12 Months Ended
Dec. 31, 2021
Cash and Cash Equivalents [Abstract]
Cash, cash equivalents and restricted cash	Cash, cash equivalents and restricted cash
Our restricted cash balance was $186.0 million and $246.5 million as of December 31, 2021 and 2020, respectively, and was primarily related to our Export Credit Agency (“ECA”) financings, Export-Import Bank of the United States (“Ex-Im”) financings, our AerFunding revolving credit facility, our Brazilian Development Bank (“BNDES”) financing and other debt. Refer to Note 15—Debt.
The following is a summary of our cash, cash equivalents and restricted cash as of December 31, 2021 and 2020:

	As of December 31,
	2021	2020
Cash and cash equivalents	$1,728,794	$1,248,772
Restricted cash	185,959	246,518
Total cash, cash equivalents and restricted cash	$1,914,753	$1,495,290